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                                                                  EXECUTION COPY

                                                                    EXHIBIT 99.2



                            AMENDMENT and WAIVER entered into as of February 11,
                    2000 (this "Amendment"), to the Credit Agreement dated as of January 6, 2000, among SPLITROCK SERVICES, INC., a Delaware corporation (the "Borrower"), the Lenders party thereto and CITICORP USA, INC., as Administrative Agent.


          A. The Lenders have agreed to extend credit to the Borrower pursuant to the terms and subject to the conditions set forth in the Credit Agreement.

          B. The Borrower has requested that the Required Lenders amend certain provisions of the Credit Agreement as set forth herein, and the Required Lenders are willing so to amend such provisions of the Credit Agreement, on the terms and subject to the conditions set forth in this Amendment.

          C. Capitalized terms used but not defined herein have the meanings assigned to them in the Credit Agreement (as amended hereby).

          Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

          SECTION 1. Amendments to Section 1.01 (a) The definition of the term
                     --------------------------
"Collateral and Guarantee Requirement" in Section 1.01 of the Credit Agreement is hereby amended by adding the following new subparagraph (ba) immediately after the existing subparagraph (b):

          (ba) all outstanding Equity Interests of the Borrower shall have been pledged by Holdings pursuant to the Pledge Agreement and the Administrative Agent shall have received certificates or other instruments representing all such Equity Interests, together with stock powers or other instruments of transfer with respect thereto endorsed in blank;

          (b) The definition of the term "Guarantee Agreement" in Section 1.01 of the Credit Agreement is hereby amended by deleting the existing definition and replacing it in its entirety as follows:

          "Guarantee Agreement" means, collectively, (a) the Subsidiary Guarantee Agreement, substantially in the form of Exhibit C, made by the Subsidiary Loan Parties in favor of the Administrative Agent for the benefit of the Secured Parties and (b) the Parent Guarantee Agreement, substantially in the form of Exhibit I, made by Holdings in favor of the Administrative Agent for the benefit of the Secured Parties.

          (c) Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in appropriate alphabetical order:

          "Holdings" means Splitrock Holdings, Inc., a Delaware corporation.

          "MergerSub" means Splitrock MergerSub, Inc., a Delaware corporation.



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          (d) The definition of the term "Loan Parties" in Section 1.01 of the
Credit Agreement is hereby amended by deleting the existing definition and replacing it in its entirety as follows:

          "Loan Parties" means Holdings, the Borrower and the Subsidiary Loan Parties.

          (c) The definition of the term "Merger Agreement" in Section 1.01 of the Credit Agreement is hereby amended by deleting the existing definition and replacing it in its entirety as follows:

          "Merger Agreement" means the Amended and Restated Agreement and Plan of Merger dated as of February [ ], 2000, by and among the Borrower, McLeod, Southside Acquisition Corporation, a Delaware corporation, Holdings, and Splitrock Merger Sub, Inc., a Delaware corporation, as amended, supplemented or otherwise modified from time to time.

          (f) The definition of the term "Pledge Agreement" in Section 1.01 of the Credit Agreement is hereby amended by deleting the existing definition and replacing it in its entirety as follows:

          "Pledge Agreement" means the Pledge Agreement, substantially in the form of Exhibit E, among Holdings, the Borrower, the Subsidiary Loan Parties and the Administrative Agent for the benefit of the Secured Parties.

          (g) The definition of the term "Security Agreement" in Section 1.01 of the Credit Agreement is hereby amended by deleting the existing definition and replacing it in its entirety as follows:

          "Security Agreement" means the Security Agreement, substantially in the form of Exhibit F, among Holdings, the Borrower, the Subsidiary Loan Parties and the Administrative Agent for the benefit of the Secured Parties

          (h) The definition of the term "Subsidiary" in Section 1.01 of the Credit Agreement is hereby amended by deleting the existing definition and replacing it in its entirety as follows:

          "Subsidiary" means any subsidiary of the Borrower and, other than for the purposes of the Section 3.12 and Article VI, Holdings.

          SECTION 2. Amendments to Article VI. Article VI is hereby amended by
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adding the following new Sections 6.02 and 6.03:

          SECTION 6.02. Amendment of Merger Agreement. Until the Commitments
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          have expired or been terminated and the principal of and interest on each Revolving Loan and all fees payable hereunder shall have been paid in full, the Borrower covenants and agrees with the Lenders that the Borrower will not, and will not permit Holdings or any of the Subsidiaries to, amend, modify, or waive any of its rights under the Merger Agreement in a manner materially adverse to the Lenders and not reasonably satisfactory to the Lenders.

          SECTION 6.03. Limitation of Changes in Holding Company Status.  Until
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          the Commitments have expired or been terminated and the principal of
          and

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          interest on each Revolving Loan and all fees payable hereunder shall have been paid in full, the Borrower covenants and agrees with the Lenders that, notwithstanding any other provision contained herein, it will not permit Holdings to engage in any activities of any nature whatsoever (including the incurrence of any Indebtedness or the Guarantee of any Indebtedness of any Person) other than (a) owning all the capital stock of the Borrower, (b) transactions pursuant to or expressly contemplated by the Merger Agreement and (c) its activities pursuant to and incident to the performance of the Security Documents.

          SECTION 6.04. Limitation of Changes in MergerSub Status. Until the
                        -----------------------------------------
          Commitments have expired or been terminated and the principal of and interest on each Revolving Loan and all fees payable hereunder shall have been paid in full, the Borrower covenants and agrees with the Lenders that, notwithstanding any other provision contained herein, it will not permit MergerSub to engage in any activities of any nature whatsoever (including the incurrence of any Indebtedness or the Guarantee of any Indebtedness of any Person) other than transactions pursuant to or expressly contemplated by the Merger Agreement.

          SECTION 3. Amendment to Section 9.01(a). Section 9.01(a) of the Credit
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Agreement is hereby amended by (a) adding the words "or any Subsidiary"
immediately after the words "if to the Borrower" in line one of such Section and
(b) replacing the name "McGelligan" with the name "McGettigan".

          SECTION 4. Addition and Amendment of Exhibits. (a) A new Exhibit,
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Exhibit I, substantially in the form of Exhibit A hereto, is added to the Credit
Agreement.

          (b) The existing form of Pledge Agreement, contained in Exhibit E to the Credit Agreement, is deleted in its entirety and replaced by the form of Pledge Agreement in Exhibit B hereto.

          (c) The existing form of Security Agreement, contained in Exhibit F to the Credit Agreement, is deleted in its entirety and replaced by the form of Security Agreement in Exhibit C hereto.

          SECTION 5. Waiver of Section 5.05. The Lenders hereby waive compliance
                     ----------------------
by the Borrower with the requirements of Section 5.05 in respect of Holdings and MergerSub for so long as the Borrower is in compliance with the requirements of Sections 6.03 and 6.04.

          SECTION 6. Representations and Warranties. The Borrower represents and
                     ------------------------------
warrants to the Administrative Agent and to each of the Lenders that:

          (a) This Amendment has been duly authorized, executed and delivered by it and constitutes a legal, valid and binding obligation of each Loan Party hereto, enforceable against such Loan Party in accordance with its terms.

          (b) Before and after giving effect to this Amendment, the representations and warranties set forth in Article III of the Credit Agreement are true and correct on and as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

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          (c)  Before and after giving effect to this Amendment, no Event of
Default or Default has occurred and is continuing.

          (d) As of, and prior to the date hereof, Holdings and MergerSub have not undertaken any activities of any nature whatsoever other than the entry into the Merger Agreement, and Holdings and MergerSub will not hereafter undertake any activities except as permitted by Section 6.03 of the Credit Agreement.

          (e) The consummation of the Mergers (as defined in the Merger Agreement) does not, and the consummation of the transactions contemplated by the Credit Agreement and the Merger Agreement do not, conflict with, result in a breach of or constitute a "Default" or an "Event of Default" (in each case as defined in the Indenture) under the Indenture.

          SECTION 7.  Conditions to Effectiveness.  This Amendment shall become
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effective as of the date when (a) the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Borrower and the Required Lenders, (b) the representations and warranties set forth in Section 4 hereof are true and correct and (c) all fees and expenses required to be paid or reimbursed by the Borrower pursuant hereto or to the Credit Agreement shall have been paid or reimbursed, as applicable.

          SECTION 8.  Credit Agreement.  Except as specifically amended hereby,
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the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. From and after the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as amended hereby. This Amendment shall be a Loan Document for all purposes.

          SECTION 9.  Applicable Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND
                      --------------
CONSTRUED IN ACCORDANCE WITH, THE LAWS OR THE STATE OF NEW YORK.

          SECTION 10. Counterparts.  This Amendment may be executed in two or
                      ------------
more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement. Delivery of an executed signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually signed counterpart of this Amendment.

          SECTION 11. Expenses. The Borrower agrees to reimburse the
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Administrative Agent for its out-of-pocket expenses in connection with this
Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.





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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.


                                        SPLITROCK SERVICES, INC.,

                                           by /s/ Robert Fugate
                                             ----------------------------
                                             Name: Robert Fugate
                                             Title: CFO


                                        CITICORP USA, INC., individually and as
                                        Administrative Agent.

                                           by
                                             ____________________________
                                             Name:
                                             Title: